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EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-68487 and No. 333-58969) and Form S-3 (No. 333-94323) of
Cumulus Media Inc. of our report, dated April 13, 2000, relating to the consolidated financial statements and financial statement schedule, which appears in this Annual report on Form 10-K.

                                    /s/ PricewaterhouseCoopers LLP

Chicago, Illinois
March 30, 2001